EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 17, 2007, except for note 14 as to which the date is October 4, 2007, relating to the financial statements of Seaway Valley Capital Corporation for the year ended December 31, 2006.

                                   /s/ Rosenberg Rich Baker Berman & Company
                                   -----------------------------------------
                                       Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
March 19, 2008